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                                                                   Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 27, 1998 and to all references to our Firm, included in this Form 10-K, into Weeks Realty, L.P.'s previously filed Registration Statement on Form S-3 (File No. 333-32755).



                                                ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 27, 1998